Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


Delaware Corporate Bond Fund

Delaware Extended Duration Bond Fund


Current Income


(Current Income Artwork)


2001 ANNUAL REPORT

TABLE OF CONTENTS
-----------------

Letter to Shareholders                         1

Portfolio Management
Review                                         3

Performance Summary

Delaware Corporate
   Bond Fund                                   6

Delaware Extended Duration
   Bond Fund                                   7

Financial Statements

   Statements of Net Assets                    8

   Statements of Assets and
   Liabilities                                13

   Statements of Operations                   14

   Statements of Changes in
   Net Assets                                 15

   Financial Highlights                       16

   Notes to Financial
   Statements                                 20

   Report to Independent
   Auditors                                   24


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment to Our Investors

Experience
[ ] Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.
[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
[ ] We strive to deliver consistently good performance in all asset classes.
[ ] We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
[ ] We are committed to providing the highest standards of client service.
[ ] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
[ ] We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
[ ] Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
[ ] We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates manage approximately $83 billion in assets as of June 30, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment adviser.

(C)Delaware Distributors, L.P.

Dear Shareholder

August 1, 2001

Recap of Events -- The past year has been particularly challenging for U.S. businesses and investors. Coming off a record-setting, decade-long period of growth, the U.S. economy began slowing considerably during the second half of 2000, creating a difficult corporate earnings environment and volatile capital markets. The sharp economic downturn has arguably been brought on by several events, including dramatically higher oil prices, an acute electricity shortage in California, and the Federal Reserve's series of interest rate hikes in late 1999 and early 2000.

During the slowdown that began in the second half of 2000, business spending decreased substantially, while corporate bond credit quality deteriorated across many sectors (Source: Standard & Poor's). In response, the Federal Reserve Board began an aggressive campaign of monetary easing in January of 2001, enacting six interest rate cuts in six months totaling 2.75%.

By the time the Fed's actions commenced, corporate bond yields were offering historically high premiums over Treasury bonds, making them particularly attractive to fixed-income investors (Source: Standard & Poor's). As 2001 has progressed, this situation has abated. However, corporate bonds continue to look very appealing. Many investors anticipate positive impacts on corporate bond credit quality from further interest rate cuts, the federal tax cut, and the rebate checks that started mailing in July, and any potential economic turnaround.

Delaware Corporate Bond Fund provided a total return of +13.72% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended July 31, 2001.

Delaware Extended Duration Bond Fund earned a total return of +15.76% (Class A shares at net asset value with distributions reinvested) for the same fiscal year. Delaware Corporate Bond Fund trailed its benchmark, the Lehman Brothers U.S. Credit Index, which gained 13.82%. Delaware Extended Duration Bond Fund outperformed its benchmark, the Lehman Brothers Long U.S. Credit Index, which returned 14.78% for the same period. The performance of both Funds ranked in

Total Return
For the period ended July 31, 2001                            One Year
--------------------------------------------------------------------------------
Delaware Corporate Bond Fund -- Class A Shares                +13.72%
Delaware Extended Duration Bond Fund -- Class A Shares        +15.76%
--------------------------------------------------------------------------------
Lipper Corporate Debt Funds BBB-rated Average (169 funds)     +11.20%
Lehman Brothers U.S. Credit Index                             +13.82%
Lehman Brothers Long U.S. Credit Index                        +14.78%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes and a description of the indexes can be found on pages 6 and 7. The Lipper category represents the average return of all active corporate bond funds with similar credit ratings and investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

the top quartile of their peer group, as represented by the Lipper Corporate Debt Funds BBB-rated Average for the 12-month period ended July 31, 2001 compared with 169 funds (Source: Lipper Inc.). The Lipper class gained an average of 11.20% for the period. This outperformance was partially due to the Funds' relatively high exposure to the higher quality areas of the high-yield bond market, and to their minimal exposure to both technology securities and bonds that have been adversely affected by the California electric utility crisis.

Market Outlook -- As investors await signs of economic recovery, we believe they will continue to diversify their portfolios by buying more bonds and bond mutual funds. We think the outlook for corporate bonds remains quite positive in the intermediate term. With economic indicators still mixed at best, there has been no indication that the Fed is finished with its efforts to ease interest rates. Further rate cuts should be accommodative to investors in bond mutual funds, which have seen inflows throughout much of 2001 (Source: AMG Data Services).

We also believe there are plenty of reasons for investors to take the optimistic view that an economic rebound is not far off. In a recovery, overall bond credit quality should improve once corporations begin to strengthen their balance sheets and put the worst of their recent poor performance behind them.

Regardless of the timing for a potential economic rebound, we believe that, going forward, both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund can play important roles in a well-diversified investment portfolio. Delaware Investments has recently made a strong commitment to strengthening its fixed-income products, and we believe that commitment has already begun to pay off with the strong recent performance in our investment grade corporate bond funds. Ryan Brist, who assumed management responsibilities for the Funds on January 1, 2001, leads a large management team consisting of research analysts and traders. We think the team's extensive capabilities provide the Funds with an opportunity to succeed in the marketplace.

On the following pages, Ryan Brist explains the Funds' positioning over the fiscal year ended July 31, 2001 and provides an outlook for the coming months. We thank you for your continued confidence in, and your commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Ryan K. Brist
Senior Vice President/
Portfolio Manager

August 1, 2001

The Funds' Results
Your Funds' fiscal year was an eventful period in the corporate bond market, and we think we emerged in excellent shape from the challenging year. In mid-2000, the U.S. economy began slowing dramatically in response to the Federal Reserve Board's series of interest rate increases between mid-1999 and mid-2000.

With the economy slowing, corporate earnings weakness and bond credit quality were major concerns throughout our fiscal year. Because investors aggressively sought higher quality issues, the disparity between yields on bonds of different credit qualities rose to extremely high levels. This disparity, or spread, surpassed that seen during the 1998 emerging markets crisis and the 1991 recession (Source: Moody's Investors Service). Higher yield spreads, which can be considered a premium to investors, made many corporate bonds very attractive in 2001.

Throughout 2001, the Fed has worked to lower the Fed funds rate, taking it down from 6.50% to 3.75% in an effort to spark growth. Corporate bonds tend to perform best during periods when interest rates are eased, and this period was no exception. The corporate bond market has performed very well overall in recent quarters.

Delaware Corporate Bond Fund registered a total return of +13.72% and Delaware Extended Duration Bond Fund gained 15.76% (both figures are for Class A shares at net asset value with distributions reinvested) during the fiscal year ended July 31, 2001.

Portfolio Highlights
Both Funds benefited from the values of diversification, holding a fairly large number of securities. For example, a security that accounts for 2% or more of net assets is typically a large position given our style.

Every bond in which we invest has a specific objective, and we generally break our holdings into four groups. The first is core holdings, which make up approximately 50% of each Fund. These typically are bonds that we plan to hold to maturity. Bonds for which ratings upgrades are expected account for anywhere from another 10% to 30% of each portfolio, as do special situations. Special situations include securities for which we see a specific catalyst -- such as industry consolidation, for example -- affecting intermediate-term performance of the bond. Finally, a smaller percentage of bonds in each Fund will be shorter-term holdings. These are usually bonds in which we think we can safely take advantage of the many short-term mispricings that exist in the over-the-counter corporate bond marketplace. Such holdings typically have shorter holding periods.

"HIGHER YIELD SPREADS,
WHICH CAN BE CONSIDERED
A PREMIUM TO INVESTORS,
MADE MANY CORPORATE
BONDS VERY ATTRACTIVE
IN 2001"


During the fiscal year, both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund benefited from exposure to the higher quality issues available within the non-investment grade, or high-yield, bond market. Typically, bonds rated BBB and higher by Standard & Poor's are considered investment grade, while bonds with lower ratings make up the riskier high-yield market.

We were also aided by heavier weightings than our benchmarks in the investment grade section of the telecommunications sector, which performed far better than the high-yield part of the telecom market during the fiscal year. In early 2001, we increased our exposure to the telecommunications sector, purchasing bonds issued by corporations such as British Telecom, France Telecom, and AT&T Wireless. Each of these companies had distinct plans in place to lower the debt on their balance sheets, which we found attractive.

We also had heavier weightings in both Funds than our benchmarks in electric utilities, insurance, and basic industries during the fiscal year. Although we avoided having any exposure to California utilities early in the year, we have invested in some lower rated issues in California-related markets in recent months. We believe the prices of many such bonds have hit a bottom and now offer good value.

We had a heavier weighting than the benchmarks in insurance issues throughout the fiscal year, and the sector generally was a strong performer. For example, Hartford Life ranks number one in variable annuity sales and has seen tremendous growth in its asset management business. Insurance company bonds offered a stable way for us to increase yield, maintain liquidity, and benefit from the financial strength found in that sector.

We also increased our exposure to both the chemical sector and the paper and forest product sector. Going forward, we believe lower interest rates will benefit these basic industry companies, which have historically responded early to economic upturns.

Financial companies performed better than we anticipated and, as a result, hurt the Funds' relative performance. The benchmarks that the Funds track held a slightly higher position in consumer finance and a neutral position in banking in comparison to the Funds. This sector underweighting caused the Funds to miss an opportunity for more returns in the financial sector.

The Funds also benefited from their low exposure to technology issues. We continue to be lightly weighted there, as we don't foresee any near-term change in the slowdown in technology spending.

Delaware Corporate Bond Fund
Portfolio Characteristics

July 31, 2001
---------------------------------------------------------------------
Current 30-Day SEC Yield*                                       6.53%
---------------------------------------------------------------------
Average Credit Quality                                              A
---------------------------------------------------------------------
Average Duration**                                         5.72 years
---------------------------------------------------------------------
Average Maturity***                                       11.37 years
---------------------------------------------------------------------
    *For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current 30-day SEC yield as of July 31, 2001 for both Class B and C shares was 6.12%. Current 30-day SEC yield as of July 31, 2001 for Institutional Class shares was 7.12%.
   **Duration is a common measure of a bond or bond fund's sensitivity to interest-rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
  ***Average maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Delaware Extended Duration
Bond Fund
Portfolio Characteristics

July 31, 2001
---------------------------------------------------------------------
Current 30-Day SEC Yield*                                       6.97%
---------------------------------------------------------------------
Average Credit Quality                                              A
---------------------------------------------------------------------
Average Duration**                                         7.92 years
---------------------------------------------------------------------
Average Maturity***                                       21.52 years
---------------------------------------------------------------------
    *For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current 30-day SEC yield as of July 31, 2001 for both Class B and C shares was 6.57%. Current 30-day SEC yield as of July 31, 2001 for Institutional Class shares was 7.57%.
   **Duration is a common measure of a bond or bond fund's sensitivity to interest-rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
  ***Average maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

At the end of the fiscal year, we maintained a higher-than-usual exposure to high-yield bonds. As a percentage of net assets, high-yield bonds made up approximately 11% of Delaware Corporate Bond Fund and 9% of Delaware Extended Duration Bond Fund. We continue to find strong value in the higher quality issues within the high-yield market. Although high-yield technology and telecommunications issues have performed very poorly, higher quality "junk" bonds have done extremely well.

Outlook
We maintain a very positive outlook for the rest of 2001. Although our markets have shown double-digit performance year-to-date in 2001, we think corporate bonds can continue their strong run. As our fiscal year came to a close, the economic cycle seemed to be reaching what we feel is the perfect environment for corporate bond investing.

We don't think the Fed has finished with interest rate cuts, and any additional cuts should help the general environment for corporate bonds. As our next fiscal year progresses, we will watch for signs of improving economic conditions and be ready to respond accordingly.

FUND BASICS
-----------
As of July 31, 2001

Fund Objective
The Fund seeks to provide investors with total return.

Total Fund Net Assets
$66.45 million

Number of Holdings
92

Fund Start Date
September 15, 1998

Your Fund Manager
Ryan K. Brist joined Delaware Investments in 2000. Previously, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group, and as an Analyst in Oil/Gas Investment Banking for Dean Witter Reynolds in New York. Mr. Brist is a graduate of Indiana University and a CFA charterholder.

Nasdaq Symbols
Class A    DGCAX
Class B    DGCBX
Class C    DGCCX

DELAWARE CORPORATE BOND FUND PERFORMANCE
----------------------------------------

Growth of a $10,000 Investment
September 15, 1998 through July 31, 2001

         Delaware Corporate       Lehaman
         ------------------       -------

Sep '98      $ 9,532
Sep '98      $ 9,775              $10,000
Oct '98      $ 9,740              $ 9,846
Jan '99      $ 9,936              $10,160
Apr '99      $ 9,743              $10,018
Jul '99      $ 9,498              $ 9,778
Oct '99      $ 9,510              $ 9,906
Jan '00      $ 9,602              $ 9,829
Apr '00      $ 9,521              $ 9,917
Jul '00      $ 9,767              $10,251
Oct '00      $ 9,752              $10,449
Jan '01      $10,533              $11,085
Apr '01      $10,568              $11,210
Jul '01      $11,105              $11,667

Chart assumes $10,000 invested in Delaware Corporate Bond Fund on September 15, 1998 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Lehman Brothers U.S. Credit Index at closest month's end, September 30, 1998. After September 30, 1998, returns plotted were as of the last day of each successive month. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance does not guarantee future results.

Average Annual Total Returns
Through July 31, 2001                                    Lifetime    One Year
-------------------------------------------------------------------------------
Class A (Est. 9/15/98)
   Excluding Sales Charge                                 +5.47%     +13.72%
   Including Sales Charge                                 +3.73%      +8.37%
-------------------------------------------------------------------------------
Class B (Est. 9/15/98)
   Excluding Sales Charge                                 +4.73%     +12.89%
   Including Sales Charge                                 +3.79%      +8.89%
-------------------------------------------------------------------------------
Class C (Est. 9/15/98)
   Excluding Sales Charge                                 +4.73%     +12.88%
   Including Sales Charge                                 +4.73%     +11.88%
-------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and Class C shares, excluding sales charges, assumes either contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Average annual total returns for the lifetime and one-year periods ended July 31, 2001 for Delaware Corporate Bond Fund's Institutional Class were +5.74% and +14.02%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all Classes of Delaware Corporate Bond Fund during the period. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Symbol Institutional Class: DGCIX

FUND BASICS
-----------
As of July 31, 2001


Fund Objective
The Fund seeks to provide investors with total return.

Total Fund Net Assets
$66.92 million

Number of Holdings
77

Fund Start Date
September 15, 1998

Your Fund Manager
Ryan K. Brist

Nasdaq Symbols
Class A  DEEAX
Class B  DEEBX
Class C  DEECX

DELAWARE EXTENDED DURATION BOND
FUND PERFORMANCE
----------------

Growth of a $10,000 Investment

September 15, 1998 through July 31, 2001

           Extended     Lehman

Sep '98     $9,532
Sep '98     $9,827      $10,000
Oct '98     $9,740      $ 9,729
Jan '99     $9,957      $10,224
Apr '99     $9,639      $ 9,906
Jul '99     $9,273      $ 9,508
Oct '99     $9,292      $ 9,612
Jan '00     $9,312      $ 9,490
Apr '00     $9,195      $ 9,533
Jul '00     $9,465      $ 9,947
Oct '00     $9,429      $10,034
Jan '01     $10,368     $10,836
Apr '01     $10,289     $10,814
Jul '01     $10,955     $11,416

Chart assumes $10,000 invested in Delaware Extended Duration Bond Fund on September 15, 1998 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Lehman Brothers Long U.S. Credit Index at closest month's end, September 30, 1998. After September 30, 1998, returns plotted were as of the last day of each successive month. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance does not guarantee future results.

Average Annual Total Returns
Through July 31, 2001                       Lifetime                   One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
        Excluding Sales Charge               +4.98%                    +15.76%
        Including Sales Charge               +3.24%                    +10.34%
--------------------------------------------------------------------------------
Class B (Est. 9/15/98)
        Excluding Sales Charge               +4.21%                    +14.90%
        Including Sales Charge               +3.28%                    +10.90%
--------------------------------------------------------------------------------
Class C (Est. 9/15/98)
        Excluding Sales Charge               +4.25%                    +14.88%
        Including Sales Charge               +4.25%                    +13.88%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and, where indicated, any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and Class C share results, excluding sales charges, assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Average annual total returns for the lifetime and one-year periods ended July 31, 2001 for Delaware Extended Duration Bond Fund's Institutional Class were +5.22% and +16.05%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all Classes of Delaware Extended Duration Bond Fund during the period. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Symbol Institutional Class: DEEIX

Statements of Net Assets

DELAWARE CORPORATE BOND FUND
----------------------------

                                                        Principal      Market
July 31, 2001                                             Amount        Value
--------------------------------------------------------------------------------
 Agency Mortgage-Backed Security - 0.69%
 Freddie Mac
   7.00% 8/1/31 .....................................  $  450,000   $   458,438
                                                                    -----------
 Total Agency Mortgage-Backed
   Security (cost $456,609) .........................                   458,438
                                                                    -----------

 Asset-Backed Securities - 0.69%
 Centex Home Equity 6.41% 2/25/30 ...................     455,000       461,114
                                                                    -----------
 Total Asset-Backed Securities
   (cost $454,992) ..................................                   461,114
                                                                    -----------

 Collateralized Mortgage Obligation - 2.52%
 Freddie Mac 8.50% 11/15/24 .........................     300,000       324,619
 GNMA 6.85% 12/20/25 ................................   1,000,000     1,031,810
 Residential Asset Securities Corporation
   6.417% 2/25/29 ...................................     315,000       319,134
                                                                    -----------
 Total Collateralized Mortgage
   Obligation (cost $1,639,330) .....................                 1,675,563
                                                                    -----------

 Commercial Mortgage-Backed Securities - 1.51%
 Commercial Series 00-C1 A1
   7.206% 9/15/08 ...................................     952,690     1,005,469
                                                                    -----------
 Total Commercial Mortgage-Backed
   Securities (cost $952,670) .......................                 1,005,469
                                                                    -----------

 Corporate Bonds - 91.52%
 Automobiles & Automotive Parts - 1.36%
 Ford Motor 7.45% 7/16/31 ...........................     895,000       904,637
                                                                    -----------
                                                                        904,637
                                                                    -----------
 Banking - 7.33%
 Bank of Hawaii 6.875% 6/1/03 .......................     190,000       194,206
 Barclays Bank 7.375% 6/29/49 .......................   1,085,000     1,117,083
 BB&T 6.50% 8/1/11 ..................................   1,070,000     1,078,913
 Frost National Bank 6.875% 8/1/11 ..................     830,000       834,150
 Union Bank Switzerland-NY ..........................
   7.25% 7/15/06 ....................................     630,000       673,107
 U.S. Bank 6.375% 8/1/11 ............................     500,000       505,128
 Wells Fargo Bank 6.45% 2/1/11 ......................     460,000       466,643
                                                                    -----------
                                                                      4,869,230
                                                                    -----------
 Cable, Media & Publishing - 4.94%
 Adelphia Communications 10.25% 6/15/11 .............     280,000       274,400
 Belo 6.875% 6/1/02 .................................     300,000       303,623
 Coaxial Communications 10.00% 8/15/06 ..............     200,000       201,000
 Continental Cablevision 9.50% 8/1/13 ...............     500,000       561,456
 TCI Communications 8.75% 8/1/15 ....................     575,000       663,471
 Viacom 7.875% 7/30/30 ..............................     645,000       708,866
 Westinghouse 8.625% 8/1/12 .........................     500,000       566,569
                                                                    -----------
                                                                      3,279,385
                                                                    -----------

                                                        Principal      Market
                                                          Amount        Value
--------------------------------------------------------------------------------
 Corporate Bonds (continued)
 Chemicals - 1.06%
 IMC Global 7.40% 11/1/02 ...........................  $  750,000   $   707,642
                                                                    -----------
                                                                        707,642
                                                                    -----------
 Computers & Technology - 0.72%
 Seagate Technologies 12.50% 11/15/07 ...............     475,000       478,563
                                                                    -----------
                                                                        478,563
                                                                    -----------
 Consumer Products - 2.07%
 American Greetings
   6.10% 8/1/28 .....................................     965,000       802,452
   11.75% 7/15/08 ...................................     600,000       573,000
                                                                    -----------
                                                                      1,375,452
                                                                    -----------
 Electronics & Electrical Equipment - 2.33%
 Arrow Electronics 8.20% 10/1/03 ....................   1,500,000     1,545,242
                                                                    -----------
                                                                      1,545,242
                                                                    -----------
 Energy - 6.23%
 Duke Energy Field Services
   7.875% 8/16/10 ...................................   1,000,000     1,080,997
 Mission Energy 144A 13.50% 7/15/08 .................     555,000       561,938
 Osprey Trust 144A 8.31% 1/15/03 ....................   1,000,000     1,033,885
 Pemex Finance 9.69% 8/15/09 ........................     950,000     1,072,303
 R & B Falcon 6.75% 4/15/05 .........................     375,000       387,188
                                                                    -----------
                                                                      4,136,311
                                                                    -----------
 Financial - 15.47%
 Citigroup 6.50% 1/18/11 ............................     915,000       936,030
 Citigroup Capital III 7.625% 12/1/36 ...............     500,000       507,449
 Enterprise Rent-A-Car USA Finance 144A
   7.35% 6/15/08 ....................................   1,690,000     1,731,882
 Fairfax Financial 8.25% 10/1/15 ....................     510,000       409,998
+Finova Capital 6.625% 9/15/01 ......................     450,000       433,743
 Ford Motor Credit 6.875% 2/1/06 ....................     775,000       804,918
 General Electric Capital 8.85% 3/1/07 ..............   1,000,000     1,172,872
 General Motors Acceptance
   7.25% 3/2/11 .....................................   1,315,000     1,382,791
 HSBC Capital Funding 144A
   10.176% 12/29/49 .................................     500,000       645,250
 Morgan Stanley Dean Witter
   6.75% 4/15/11 ....................................     350,000       357,220
 Morgan Stanley Dean Witter 144A
   12.75% 9/25/03 ...................................     315,000       315,000
 Petrobras International Finance
   9.75% 7/6/11 .....................................     525,000       510,563
 Principal Financial Global 144A
   7.95% 8/15/04 ....................................   1,000,000     1,073,270
                                                                    -----------
                                                                     10,280,986
                                                                    -----------
 Food, Beverage & Tobacco - 4.49%
 Archer Daniels Midland 7.00% 2/1/31 ................     500,000       500,905
 Delhaize America 144A 9.00% 4/15/31 ................   2,160,000     2,482,500
                                                                    -----------
                                                                      2,983,405
                                                                    -----------
 Healthcare & Pharmaceuticals - 0.77%
 Omnicare 8.125% 3/15/11 ............................     500,000       513,750
                                                                    -----------
                                                                        513,750
                                                                    -----------
8

                                                        Principal      Market
Delaware Corporate Bond Fund                              Amount        Value
--------------------------------------------------------------------------------
 Corporate Bonds (continued)
 Insurance - 3.01%
 American Re 7.45% 12/15/26 .........................  $  410,000   $   439,720
 Aon 8.65% 5/15/05 ..................................     500,000       547,352
 Hartford Life 7.375% 3/1/31 ........................     765,000       799,690
 Liberty Financial 7.625% 11/15/28 ..................     200,000       210,060
                                                                    -----------
                                                                      1,996,822
                                                                    -----------
 Metals & Mining - 7.65%
 Alcan
   6.45% 3/15/11 ....................................   1,030,000     1,034,785
   7.25% 3/15/31 ....................................     900,000       917,193
 Newmont Mining 8.625% 5/15/11 ......................     500,000       509,334
 Phelps Dodge 8.75% 6/1/11 ..........................   1,685,000     1,726,455
 USX
   8.125% 7/15/23 ...................................     355,000       394,486
   9.375% 2/15/12 ...................................     415,000       502,773
                                                                    -----------
                                                                      5,085,026
                                                                    -----------
 Packaging & Containers - 1.30%
 Sealed Air 144A 8.75% 7/1/08 .......................     870,000       866,648
                                                                    -----------
                                                                        866,648
                                                                    -----------
 Paper & Forest Products - 3.15%
+App China Group 14.00% 3/15/10 .....................     270,000        12,825
+App China Group 144A 14.00% 3/15/10 ................     185,000         8,788
 Georgia Pacific 8.125% 5/15/11 .....................   1,630,000     1,685,152
 Tembec Industries 144A 8.50% 2/1/11 ................     375,000       388,125
                                                                    -----------
                                                                      2,094,890
                                                                    -----------
 Real Estate - 1.52%
 Highwoods Realty 8.00% 12/1/03 .....................     300,000       314,277
 Nationwide Health Properties
   7.06% 12/5/06 ....................................     750,000       694,233
                                                                    -----------
                                                                      1,008,510
                                                                    -----------
 Retail - 0.96%
 Federated Department Stores
   8.125% 10/15/02 ..................................     250,000       259,167
 Toys R Us 144A 7.625% 8/1/11 .......................     370,000       375,560
                                                                    -----------
                                                                        634,727
                                                                    -----------
 Telecommunications - 14.64%
 AT&T Wireless 144A 7.875% 3/1/11 ...................   1,010,000     1,060,738
 British Telecom 8.625% 12/15/30 ....................     220,000       251,222
 France Telecom 144A 8.50% 3/1/31 ...................   2,000,000     2,199,653
 KPN
   8.00% 10/1/10 ....................................     675,000       668,948
   8.375% 10/1/30 ...................................   1,250,000     1,197,684
*Metronet Communications
   10.75% 11/1/07 ...................................     790,000       765,313
 Telus 7.50% 6/1/07 .................................   1,375,000     1,444,895

                                                        Principal      Market
                                                          Amount        Value
--------------------------------------------------------------------------------
 Corporate Bonds (continued)
 Telecommunications (continued)
 WorldCom
   6.40% 8/15/05 ....................................  $  250,000   $   250,699
   7.50% 5/15/11 ....................................     910,000       925,135
   8.25% 5/15/31 ....................................     935,000       961,419
                                                                    -----------
                                                                      9,725,706
                                                                    -----------
 Textiles, Apparel & Furniture - 0.53%
 J Crew 13.125% 10/15/08 ............................     600,000       354,000
                                                                    -----------
                                                                        354,000
                                                                    -----------
 Transportation & Shipping - 3.64%
 American Airline 144A 6.817% 5/23/11 ...............     560,000       574,714
 United Air Lines
   7.186% 4/1/11 ....................................   1,000,000     1,048,780
   7.811% 10/1/09 ...................................     750,000       794,355
                                                                    -----------
                                                                      2,417,849
                                                                    -----------
 Utilities - 8.35%
 Avista 144A 9.75% 6/1/08 ...........................     815,000       882,360
 Consumers Energy 6.375% 9/15/03 ....................     310,000       310,074
 Dominion Fiber 144A 7.05% 3/15/05 ..................     435,000       444,539
 Exelon Generation 144A 6.95% 6/15/11 ...............     370,000       383,954
 Florida Power 8.00% 12/1/22 ........................   1,000,000     1,026,204
 Mirant Americas 144A 8.30% 5/1/11 ..................     340,000       362,265
 NRG Energy 6.75% 7/15/06 ...........................     895,000       913,231
 PG&E National Energy 144A
   10.375% 5/16/11 ..................................   1,165,000     1,227,014
                                                                    -----------
                                                                      5,549,641
                                                                    -----------
 Total Corporate Bonds
   (cost $59,030,434) ...............................                60,808,422
                                                                    -----------

 Foreign Bonds - 1.72%
 Brazil - 1.27%
 Federal Republic of Brazil
   11.00% 8/17/40 ...................................   1,210,000       847,000
                                                                    -----------
                                                                        847,000
                                                                    -----------
 Colombia - 0.45%
 Republic of Colombia 8.375% 2/15/27 ................     425,000       297,500
                                                                    -----------
                                                                        297,500
                                                                    -----------
 Total Foreign Bonds
   (cost $1,206,514) ................................                 1,144,500
                                                                    -----------

 U.S. Treasury Obligations - 0.80%
 U.S. Treasury Note 5.00% 2/15/11 ...................     530,000       528,634
                                                                    -----------
 Total U.S. Treasury Obligations
   (cost $527,847) ..................................                   528,634
                                                                    -----------

                                                       Number of       Market
Delaware Corporate Bond Fund                             Shares         Value
--------------------------------------------------------------------------------
 Preferred Stock - 0.41%
 Centaur Funding 9.08% ..............................         250   $   274,766
                                                                    -----------
 Total Preferred Stock
   (cost $252,003) ..................................                   274,766
                                                                    -----------
 Total Market Value of Securities - 99.86%
   (cost $64,520,399) ...............................                66,356,906
 Receivables and Other Assets
   Net of Liabilities - 0.14% .......................                    91,598
                                                                    -----------
 Net Assets Applicable to 12,385,357
   Shares Outstanding - 100.00% .....................               $66,448,504
                                                                    ===========
 Net Asset Value - Delaware Corporate Bond Fund
   Class A ($5,596,286 / 1,043,072 shares) ..........                     $5.37
                                                                          -----
 Net Asset Value - Delaware Corporate Bond Fund
   Class B ($4,736,284 / 882,806 shares) ............                     $5.37
                                                                          -----
 Net Asset Value - Delaware Corporate Bond Fund
   Class C ($1,803,559 / 336,159 shares) ............                     $5.37
                                                                          -----
 Net Asset Value - Delaware Corporate Bond Fund
   Institutional Class
   ($54,312,375 / 10,123,320 shares) ................                     $5.37
                                                                          -----

 Components of Net Assets at July 31, 2001:
 Shares of beneficial interest
   (unlimited authorization - no par) ...............               $69,158,323
 Undistributed net investment income ................                     7,230
 Accumulated net realized loss on investments .......                (4,553,556)
 Net unrealized appreciation of investments .........                 1,836,507
                                                                    -----------
 Total net assets ...................................               $66,448,504
                                                                    ===========
-----------
* Zero coupon bond as of July 31, 2001. The interest rate shown is the step-up rate.

+ Non-income producing security. Security is currently in default.
  GNMA - Ginnie Mae

 Net Asset Value and Offering Price per
   Share Delaware Corporate Bond Fund
 Net asset value Class A (A) ........................                     $5.37
 Sales charge (4.75% of offering price, or
   5.03% of amount invested per share) (B) ..........                      0.27
                                                                          -----
 Offering Price .....................................                     $5.64
                                                                          =====

-----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes
10

DELAWARE EXTENDED DURATION BOND FUND
------------------------------------

                                                        Principal       Market
July 31, 2001                                             Amount         Value
--------------------------------------------------------------------------------
  Agency Mortgage-Backed Securities - 0.51%
**Fannie Mae-When Issued
    6.39% 6/1/17 ....................................  $  925,000   $   341,700
                                                                    -----------
  Total Agency Mortgage-Backed Securities
    (cost $342,781) .................................                   341,700
                                                                    -----------

  Corporate Bonds - 94.59%
  Automobiles & Automotive Parts - 1.83%
  Ford Motor 7.45% 7/16/31 ..........................   1,205,000     1,217,975
                                                                    -----------
                                                                      1,217,975
                                                                    -----------
  Banking - 6.06%
  Barclays Bank 7.375% 6/29/49 ......................   1,085,000     1,117,083
  BB&T 6.50% 8/1/11 .................................   1,080,000     1,088,996
  Frost National Bank 6.875% 8/1/11 .................     850,000       854,250
  U.S. Bank 6.375% 8/1/11 ...........................     510,000       515,231
  Wells Fargo Bank 6.45% 2/1/11 .....................     470,000       476,787
                                                                    -----------
                                                                      4,052,347
                                                                    -----------
  Cable, Media & Publishing - 4.00%
  Adelphia Communications 10.25% 6/15/11 ............     275,000       269,500
  Coaxial Communications 10.00% 8/15/06 .............     200,000       201,000
  TCI Communications 8.75% 8/1/15 ...................     590,000       680,779
  Viacom 7.875% 7/30/30 .............................     875,000       961,640
  Westinghouse 8.625% 8/1/12 ........................     500,000       566,569
                                                                    -----------
                                                                      2,679,488
                                                                    -----------
  Chemicals - 1.59%
  Dow Chemical 7.375% 11/1/29 .......................   1,000,000     1,064,240
                                                                    -----------
                                                                      1,064,240
                                                                    -----------
  Computers & Technology - 2.26%
  International Business Machines
    7.125% 12/1/96 ..................................   1,000,000       986,626
  Seagate Technologies 12.50% 11/15/07 ..............     525,000       528,938
                                                                    -----------
                                                                      1,515,564
                                                                    -----------
  Consumer Products - 2.08%
  American Greetings
    6.10% 8/1/28 ....................................     985,000       819,083
    11.75% 7/15/08 ..................................     600,000       573,000
                                                                    -----------
                                                                      1,392,083
                                                                    -----------
  Energy - 2.27%
  KN Capital Trust III 7.63% 4/15/28 ................   1,000,000       954,724
  Mission Energy 144A 13.50% 7/15/08 ................     560,000       567,000
                                                                    -----------
                                                                      1,521,724
                                                                    -----------
  Financial - 19.31%
  Abbey National 8.963% 12/29/49 ....................   1,500,000     1,776,614
  American General Financial Capital II
    8.50% 7/1/30 ....................................     750,000       869,555
  Citigroup 6.50% 1/18/11 ...........................     915,000       936,030
  Citigroup Capital III 7.625% 12/1/36 ..............   1,581,000     1,604,552
  Enterprise Rent-A-Car USA Finance 144A
    7.35% 6/15/08 ...................................   1,695,000     1,737,007
  Fairfax Financial 7.375% 4/15/18 ..................   1,000,000       717,427
  Fidelity Investments 144A 7.57% 6/15/29 ...........   1,000,000     1,080,900
  General Motors Acceptance
    7.25% 3/2/11 ....................................   1,320,000     1,388,049

                                                        Principal       Market
                                                          Amount         Value
--------------------------------------------------------------------------------
  Corporate Bonds (continued)
  Financial (continued)
  HSBC Capital Funding 144A
    10.176% 12/29/49 ................................  $1,500,000   $ 1,935,751
  Morgan Stanley Dean Witter
    6.75% 4/15/11 ...................................     350,000       357,220
  Petrobras International Finance 144A
    9.75% 7/6/11 ....................................     535,000       520,288
                                                                    -----------
                                                                     12,923,393
                                                                    -----------
  Food, Beverage & Tobacco - 4.58%
  Archer Daniels Midland 7.00% 2/1/31 ...............     550,000       550,995
  Delhaize America 144A 9.00% 4/15/31 ...............   2,185,000     2,511,234
                                                                    -----------
                                                                      3,062,229
                                                                    -----------
  Healthcare & Pharmaceuticals - 0.77%
  Omnicare 8.125% 3/15/11 ...........................     500,000       513,750
                                                                    -----------
                                                                        513,750
                                                                    -----------
  Insurance - 9.31%
  American Re 7.45% 12/15/26 ........................     785,000       841,902
  Aon Capital Trust 8.205% 1/1/27 ...................   1,500,000     1,514,577
  Axa 8.60% 12/15/30 ................................     675,000       767,553
  Florida Winstorm 7.125% 2/25/19 ...................     500,000       512,979
  Hartford Life 7.375% 3/1/31 .......................     780,000       815,370
  Liberty Financial 7.625% 11/15/28 .................     215,000       225,815
  Nationwide 9.875% 2/15/25 .........................   1,500,000     1,553,447
                                                                    -----------
                                                                      6,231,643
                                                                    -----------
  Metals & Mining - 8.18%
  Alcan 7.25% 3/15/31 ...............................   1,250,000     1,273,878
  Phelps Dodge
    8.75% 6/1/11 ....................................   1,190,000     1,219,278
    9.50% 6/1/31 ....................................     500,000       507,361
  USX
    9.125% 1/15/13 ..................................     840,000     1,011,597
    9.375% 2/15/12 ..................................     415,000       502,773
    9.375% 5/15/22 ..................................     775,000       962,276
                                                                    -----------
                                                                      5,477,163
                                                                    -----------
  Packaging & Containers - 1.31%
  Sealed Air 144A 8.75% 7/1/08 ......................     880,000       876,609
                                                                    -----------
                                                                        876,609
                                                                    -----------
  Paper & Forest Products - 3.16%
 +App China Group 14.00% 3/15/10 ....................     300,000        14,250
 +App China Group 144A 14.00% 3/15/10 ...............     200,000         9,500
  Georgia Pacific 8.125% 5/15/11 ....................   1,645,000     1,700,660
  Tembec Industries 144A 8.50% 2/1/11 ...............     375,000       388,125
                                                                    -----------
                                                                      2,112,535
                                                                    -----------
  Real Estate - 0.69%
  Nationwide Health Properties
    7.06% 12/5/06 ...................................     500,000       462,822
                                                                    -----------
                                                                        462,822
                                                                    -----------
  Retail - 0.56%
  Toys R Us 144A 7.625% 8/1/11 ......................     370,000       375,560
                                                                    -----------
                                                                        375,560
                                                                    -----------

                                                        Principal       Market
Delaware Extended Duration Bond Fund                      Amount         Value
--------------------------------------------------------------------------------
  Corporate Bonds (continued)
  Telecommunications - 16.00%
  AT&T Wireless 144A 8.75% 3/1/31 ...................  $  680,000   $   754,778
  British Telecom 8.625% 12/15/30 ...................     250,000       285,480
  France Telecom 144A 8.50% 3/1/31 ..................   2,325,000     2,557,097
  KPN
    8.00% 10/1/10 ...................................     700,000       693,724
    8.375% 10/1/30 ..................................   1,250,000     1,197,684
  Liberty Media 8.50% 7/15/29 .......................   1,000,000       889,539
 *Metronet Communications
    10.75% 11/1/07 ..................................     795,000       770,156
  Tele-Communications 7.875% 2/15/26 ................   1,000,000     1,041,690
  Telus 8.00% 6/1/11 ................................     280,000       298,565
  WorldCom 8.25% 5/15/31 ............................   2,155,000     2,215,891
                                                                    -----------
                                                                     10,704,604
                                                                    -----------
  Textiles, Apparel & Furniture - 0.53%
  J Crew 13.125% 10/15/08 ...........................     600,000       354,000
                                                                    -----------
                                                                        354,000
                                                                    -----------
  Transportation & Shipping - 2.78%
  American Airline 144A 6.817% 5/23/11 ..............     565,000       579,845
  United Air Lines
    7.186% 4/1/11 ...................................     325,000       340,854
    7.73% 7/1/10 ....................................     870,000       939,791
                                                                    -----------
                                                                      1,860,490
                                                                    -----------
  Utilities - 7.32%
  Avista 144A 9.75% 6/1/08 ..........................     910,000       985,212
  Exelon Generation 144A 6.95% 6/15/11 ..............     370,000       383,954
  Florida Power 8.00% 12/1/22 .......................   1,000,000     1,026,204
  Hydro-Quebec 8.50% 12/1/29 ........................     750,000       901,243
  Mirant Americas 144A 8.30% 5/1/11 .................     360,000       383,575
  PG&E National Energy 144A
    10.375% 5/16/11 .................................   1,160,000     1,221,747
                                                                    -----------
                                                                      4,901,935
                                                                    -----------
  Total Corporate Bonds
    (cost $61,128,639)                                               63,300,154
                                                                    -----------

  U.S. Treasury Obligations - 1.93%
  U.S. Treasury Note 5.00% 2/15/11 ..................   1,295,000     1,291,661
                                                                    -----------
  Total U.S. Treasury Obligations
    (cost $1,290,731)                                                 1,291,661
                                                                    -----------

  Foreign Bonds - 1.71%
  Brazil - 1.27%
  Federal Republic of Brazil
    11.00% 8/17/40 ..................................   1,210,000       847,000
                                                                    -----------
                                                                        847,000
                                                                    -----------
  Colombia - 0.44%
  Republic of Colombia 8.375% 2/15/27 ...............     425,000       297,500
                                                                    -----------
                                                                        297,500
                                                                    -----------
  Total Foreign Bonds
    (cost $1,205,846)                                                 1,144,500
                                                                    -----------

                                                        Principal       Market
                                                          Amount         Value
--------------------------------------------------------------------------------
  Preferred Stock - 1.64%
  Centaur Funding 9.08% .............................      1,000    $ 1,099,063
                                                                    -----------
  Total Preferred Stock
    (cost $1,046,615) ...............................                 1,099,063
                                                                    -----------
  Total Market Value of Securities - 100.38%
    (cost $65,014,612) ..............................                67,177,078
  Liabilities Net of Receivables and
    Other Assets - (0.38%) ..........................                  (255,071)
                                                                    -----------
  Net Assets Applicable to 12,726,387
    Shares Outstanding - 100.00% ....................               $66,922,007
                                                                    -----------

  Net Asset Value - Delaware Extended Duration
    Bond Fund Class A
    ($3,345,735 / 636,281 shares) ...................                     $5.26
                                                                          -----
  Net Asset Value - Delaware Extended Duration
    Bond Fund Class B
    ($1,175,179 / 223,464 shares) ...................                     $5.26
                                                                          -----
  Net Asset Value - Delaware Extended Duration
    Bond Fund Class C
    ($407,925 / 77,571 shares) ......................                     $5.26
                                                                          -----
  Net Asset Value - Delaware Extended Duration
    Bond Fund Institutional Class
    ($61,993,168 / 11,789,071 shares) ...............                     $5.26
                                                                          -----

  Components of Net Assets at July 31, 2001:
  Shares of beneficial interest (unlimited
    authorization - no par) .........................               $69,986,679
  Accumulated net realized loss on investments ......                (5,227,138)
  Net unrealized appreciation of investments ........                 2,162,466
                                                                    -----------
  Total net assets ..................................               $66,922,007
                                                                    ===========

-----------
 *Zero coupon bond as of July 31, 2001. The interest rate shown is the step-up rate.
**Zero coupon bond as of July 31, 2001. The interest rate shown is the effective yield as of July 31, 2001.
 +Non-income producing security. Security is currently in default.

  Net Asset Value and Offering Price per Share
    Delaware Extended Duration Bond Fund
  Net asset value Class A (A)                                             $5.26
                                                                          -----
  Sales charge (4.75% of offering price, or 4.94%
    of amount invested per share) (B)                                      0.26
                                                                          -----
  Offering Price                                                          $5.52
                                                                          =====

-----------
(A)Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Assets and Liabilities

                                                                                         Delaware Corporate       Delaware Extended
July 31, 2001                                                                                 Bond Fund          Duration Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
  Assets:
  Investments at market (cost $64,520,399 and $65,014,612, respectively) .........           $66,356,906             $67,177,078
  Receivables for securities sold ................................................             8,175,897               7,420,564
  Interest receivable ............................................................             1,302,893               1,228,143
  Subscriptions receivable .......................................................               109,754                 398,296
                                                                                             -----------             -----------
  Total assets ...................................................................            75,945,450              76,224,081
                                                                                             -----------             -----------

  Liabilities:
  Payables for securities purchased ..............................................             7,195,041               6,849,432
  Cash overdraft .................................................................             1,973,964               2,198,860
  Accrued expenses ...............................................................               116,072                  91,954
  Liquidations payable ...........................................................                95,320                  31,475
  Distributions payable ..........................................................               116,549                 130,353
                                                                                             -----------             -----------
  Total liabilities ..............................................................             9,496,946               9,302,074
                                                                                             -----------             -----------

  Total Net Assets ...............................................................           $66,448,504             $66,922,007
                                                                                             ===========             ===========

                             See accompanying notes

Statements of Operations


                                                                                         Delaware Corporate       Delaware Extended
Year Ended July 31, 2001                                                                      Bond Fund          Duration Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
  Investment Income:
  Interest .......................................................................           $ 4,948,916             $ 5,312,881
  Dividends ......................................................................                11,350                  45,400
                                                                                             -----------             -----------
                                                                                               4,960,266               5,358,281
                                                                                             -----------             -----------
  Expenses:
  Management fees ................................................................               312,860                 360,038
  Dividend disbursing and transfer agent fees and expenses .......................               124,425                 125,775
  Registration fees ..............................................................                36,340                  34,451
  Reports and statements to shareholders .........................................                34,800                  43,480
  Distribution expense ...........................................................                46,900                  14,590
  Accounting and administration fees .............................................                25,261                  33,699
  Custodian fees .................................................................                42,581                  43,505
  Professional fees ..............................................................                 4,600                   4,336
  Taxes (other than taxes on income) .............................................                   255                     185
  Trustees' fees .................................................................                 3,850                   3,550
  Other ..........................................................................                10,457                  15,775
                                                                                             -----------             -----------
                                                                                                 642,329                 679,384
  Less expenses absorbed or waived ...............................................              (249,739)               (303,171)
  Less expenses paid indirectly ..................................................                (1,433)                 (1,507)
                                                                                             -----------             -----------
  Total expenses .................................................................               391,157                 374,706
                                                                                             -----------             -----------

  Net Investment Income ..........................................................             4,569,109               4,983,575
                                                                                             -----------             -----------

  Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments ...............................................              (117,863)             (1,271,280)
  Net change in unrealized appreciation/depreciation of investments ..............             3,671,941               6,054,985
                                                                                             -----------             -----------

  Net Realized and Unrealized Gain on Investments ................................             3,554,078               4,783,705
                                                                                             -----------             -----------

  Net Increase in Net Assets Resulting from Operations ...........................           $ 8,123,187             $ 9,767,280
                                                                                             ===========             ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                             Delaware Corporate                Delaware Extended
                                                                                  Bond Fund                   Duration Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended                      Year Ended
                                                                              7/31/01        7/31/00        7/31/01        7/31/00
  Increase (Decrease) in Net Assets from Operations:
  Net investment income ................................................   $ 4,569,109   $  4,231,936   $  4,983,575   $  4,543,051
  Net realized loss on investments .....................................      (117,863)    (2,764,464)    (1,271,280)    (2,091,647)
  Net change in unrealized appreciation/depreciation of investments ....     3,671,941        311,322      6,054,985       (853,027)
                                                                           --------------------------------------------------------
  Net increase in net assets resulting from operations .................     8,123,187      1,778,794      9,767,280      1,598,377
                                                                           --------------------------------------------------------

  Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A ............................................................      (284,322)      (149,699)      (184,327)      (114,954)
    Class B ............................................................      (193,459)      (113,310)       (41,141)       (22,948)
    Class C ............................................................       (53,604)       (19,421)       (14,574)        (6,891)
    Institutional Class ................................................    (4,025,537)    (3,949,506)    (4,743,533)    (4,398,258)
                                                                           --------------------------------------------------------
                                                                            (4,556,922)    (4,231,936)    (4,983,575)    (4,543,051)
                                                                           --------------------------------------------------------
  Capital Share Transactions:
  Proceeds from shares sold:
    Class A ............................................................     3,975,715      2,546,662      1,863,791      1,553,843
    Class B ............................................................     3,012,954      1,576,585        798,817        467,890
    Class C ............................................................     1,743,286        316,311        384,820        157,626
    Institutional Class ................................................    11,769,102     19,705,274     11,946,481     32,632,330

  Net asset value of shares issued upon reinvestment
    of dividends and distributions:
    Class A ............................................................       183,787        113,499        111,747         84,324
    Class B ............................................................       110,221         73,984         26,887         18,759
    Class C ............................................................        29,747         13,478         10,334          4,974
    Institutional Class ................................................     3,520,423      3,488,489      4,206,053      3,897,020
                                                                           --------------------------------------------------------
                                                                            24,345,235     27,834,282     19,348,930     38,816,766
                                                                           --------------------------------------------------------
  Cost of shares repurchased:
    Class A ............................................................    (1,601,344)    (1,158,839)      (776,093)      (654,592)
    Class B ............................................................      (638,376)      (753,392)      (175,761)      (110,038)
    Class C ............................................................      (323,363)      (320,195)       (90,507)      (128,629)
    Institutional Class ................................................   (19,132,278)   (21,033,488)   (20,634,720)   (27,357,977)
                                                                           --------------------------------------------------------
                                                                           (21,695,361)   (23,265,914)   (21,677,081)   (28,251,236)
                                                                           --------------------------------------------------------
  Increase (decrease) in net assets derived from capital
    share transactions .................................................     2,649,874      4,568,368     (2,328,151)    10,565,530
                                                                           --------------------------------------------------------
  Net Increase in Net Assets ...........................................     6,216,139      2,115,226      2,455,554      7,620,856

  Net Assets:
  Beginning of period ..................................................    60,232,365     58,117,139     64,466,453     56,845,597
                                                                           --------------------------------------------------------
  End of period ........................................................   $66,448,504    $60,232,365    $66,922,007    $64,466,453
                                                                           ========================================================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding                                Delaware Corporate Bond Fund
throughout each period were as follows:                                      Class A                           Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     9/15/98(1)                           9/15/98(1)
                                                                    Year Ended            to             Year Ended           to
                                                               7/31/01     7/31/00     7/31/99     7/31/01      7/31/00     7/31/99
Net asset value, beginning of period ........................  $5.070      $5.280       $5.500      $5.070       $5.280      $5.500

Income (loss) from investment operations:
   Net investment income ....................................   0.370       0.353        0.201       0.331        0.315       0.171
   Net realized and unrealized gain (loss)
    on investments ..........................................   0.299      (0.210)      (0.216)      0.300       (0.210)     (0.216)
                                                               --------------------------------------------------------------------
   Total from investment operations .........................   0.669       0.143       (0.015)      0.631        0.105      (0.045)
                                                               --------------------------------------------------------------------
Less dividends and distributions:
   From net investment income ...............................  (0.369)     (0.353)      (0.201)     (0.331)      (0.315)     (0.171)
   From net realized gain on investments ....................      --          --       (0.004)         --           --      (0.004)
                                                               --------------------------------------------------------------------
   Total dividends and distributions ........................  (0.369)     (0.353)      (0.205)     (0.331)      (0.315)     (0.175)
                                                               --------------------------------------------------------------------
Net asset value, end of period ..............................  $5.370      $5.070       $5.280      $5.370       $5.070      $5.280
                                                               ====================================================================

Total return(2) .............................................  13.72%       2.85%       (0.34%)     12.89%        2.09%      (0.88%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................  $5,596      $2,790       $1,377      $4,736       $2,057      $1,236
   Ratio of expenses to average net assets ..................   0.80%       0.80%        0.80%       1.55%        1.55%       1.55%
   Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .........   1.20%       1.27%        1.26%       1.95%        2.02%       2.01%
   Ratio of net investment income to average
    net assets ..............................................   7.16%       6.84%        5.75%       6.41%        6.09%       5.00%
   Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly ................................   6.76%       6.37%        5.29%       6.01%        5.62%       4.54%
   Portfolio turnover .......................................    709%        118%         175%        709%         118%        175%

-----------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

                             See accompanying notes


Selected data for each share of the Fund outstanding                               Delaware Corporate Bond Fund
throughout each period were as follows:                                    Class C                       Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      9/15/98(1)                          9/15/98(1)
                                                                   Year Ended             to            Year Ended            to
                                                              7/31/01     7/31/00      7/31/99     7/31/01      7/31/00     7/31/99
Net asset value, beginning of period ........................  $5.070      $5.280       $5.500      $5.070       $5.280      $5.500

Income (loss) from investment operations:
   Net investment income ....................................   0.331       0.316        0.171       0.383        0.367       0.212
   Net realized and unrealized gain (loss)
    on investments ..........................................   0.299      (0.210)      (0.216)      0.300       (0.210)     (0.216)
                                                               --------------------------------------------------------------------
   Total from investment operations .........................   0.630       0.106       (0.045)      0.683        0.157      (0.004)
                                                               --------------------------------------------------------------------
Less dividends and distributions:
   From net investment income ...............................  (0.330)     (0.316)      (0.171)     (0.383)      (0.367)     (0.212)
   From net realized gain on investments ....................      --          --       (0.004)         --           --      (0.004)
                                                               --------------------------------------------------------------------
   Total dividends and distributions ........................  (0.330)     (0.316)      (0.175)     (0.383)      (0.367)     (0.216)
                                                               --------------------------------------------------------------------

Net asset value, end of period ..............................  $5.370      $5.070       $5.280      $5.370       $5.070      $5.280
                                                               ====================================================================

Total return(2) .............................................  12.88%       2.10%       (0.88%)     14.02%        3.12%      (0.14%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................  $1,804        $296         $303     $54,312      $55,088     $55,201
   Ratio of expenses to average net assets ..................   1.55%       1.55%        1.55%       0.55%        0.55%       0.55%
   Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .........   1.95%       2.02%        2.01%       0.95%        1.02%       1.01%
   Ratio of net investment income to average
    net assets ..............................................   6.41%       6.09%        5.00%       7.41%        7.09%       6.00%
   Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly ................................   6.01%       5.62%        4.54%       7.01%        6.62%       5.54%
   Portfolio turnover .......................................    709%        118%         175%        709%         118%        175%

---------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

                             See accompanying notes

Selected data for each share of the Fund outstanding                           Delaware Extended Duration Bond Fund
throughout each period were as follows:                                    Class A                            Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      9/15/98(1)                          9/15/98(1)
                                                                   Year Ended             to            Year Ended             to
                                                              7/31/01     7/31/00      7/31/99     7/31/01      7/31/0      7/31/99
Net asset value, beginning of period ........................  $4.890      $5.150       $5.500      $4.890       $5.150      $5.500

Income (loss) from investment operations:
   Net investment income ....................................   0.369       0.360        0.206       0.331        0.323       0.172
   Net realized and unrealized gain (loss)
    on investments ..........................................   0.370      (0.260)      (0.347)      0.370       (0.260)     (0.347)
                                                               --------------------------------------------------------------------
   Total from investment operations .........................   0.739       0.100       (0.141)      0.701        0.063      (0.175)
                                                               --------------------------------------------------------------------
Less dividends and distributions:
   From net investment income ...............................  (0.369)     (0.360)      (0.206)     (0.331)      (0.323)     (0.172)
   From net realized gain on investments ....................      --          --       (0.003)         --           --      (0.003)
                                                               --------------------------------------------------------------------
   Total dividends and distributions ........................  (0.369)     (0.360)      (0.209)     (0.331)      (0.323)     (0.175)
                                                               --------------------------------------------------------------------

Net asset value, end of period ..............................  $5.260      $4.890       $5.150      $5.260       $4.890      $5.150
                                                               ====================================================================

Total return(2) .............................................  15.76%       2.08%       (2.68%)     14.90%        1.32%      (3.28%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................  $3,346      $1,948       $1,042      $1,175         $476        $114
   Ratio of expenses to average net assets ..................   0.80%       0.80%        0.80%       1.55%        1.55%       1.55%
   Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .........   1.26%       1.23%        1.27%       2.01%        1.98%       2.02%
   Ratio of net investment income to average
    net assets ..............................................   7.38%       7.24%        5.88%       6.63%        6.49%       5.13%
   Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly ................................   6.92%       6.81%        5.41%       6.17%        6.06%       4.66%
   Portfolio turnover .......................................    642%        115%         201%        642%         115%        201%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

                             See accompanying notes

Selected data for each share of the Fund outstanding                             Delaware Extended Duration Bond Fund
Bond Fund throughout each period were as follows:                          Class C                      Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      9/15/98(1)                          9/15/98(1)
                                                                     Year Ended           to           Year Ended               to
                                                               7/31/01     7/31/00     7/31/99      7/31/01     7/31/00      7/31/99
Net asset value, beginning of period .......................   $4.890      $5.150       $5.500      $4.890       $5.150      $5.500

Income (loss) from investment operations:
   Net investment income ...................................    0.331       0.323        0.180       0.382        0.372       0.215
   Net realized and unrealized gain (loss)
    on investments .........................................    0.370      (0.260)      (0.347)      0.370       (0.260)     (0.347)
                                                               --------------------------------------------------------------------
   Total from investment operations ........................    0.701       0.063       (0.167)      0.752        0.112      (0.132)
                                                               --------------------------------------------------------------------

Less dividends and distributions:
   From net investment income ..............................   (0.331)     (0.323)      (0.180)     (0.382)      (0.372)     (0.215)
   From net realized gain on investments ...................       --          --       (0.003)         --           --      (0.003)
                                                               --------------------------------------------------------------------
   Total dividends and distributions .......................   (0.331)     (0.323)      (0.183)     (0.382)      (0.372)     (0.218)
                                                               --------------------------------------------------------------------

Net asset value, end of period .............................   $5.260      $4.890       $5.150      $5.260       $4.890      $5.150
                                                               =====================================================================

Total return(2) ............................................   14.88%       1.32%       (3.15%)     16.05%        2.34%      (2.52%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................     $408         $87          $58     $61,993      $61,955     $55,631
   Ratio of expenses to average net assets .................    1.55%       1.55%        1.55%       0.55%        0.55%       0.55%
   Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ........    2.01%       1.98%        2.02%       1.01%        0.98%       1.02%
   Ratio of net investment income to average
    net assets .............................................    6.63%       6.49%        5.13%       7.63%        7.49%       6.13%
   Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly ...............................    6.17%       6.06%        4.66%       7.17%        7.06%       5.66%
   Portfolio turnover ......................................     642%        115%         201%        642%         115%        201%

------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

                             See accompanying notes

Notes to Financial Statements


July 31, 2001
--------------------------------------------------------------------------------
Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and the Delaware Strategic Income Fund. These financial statements and the related notes pertain to the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sales exclusively to a limited group of investors.

The investment objective of the Funds is to seek to provide investors with total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite dividends and distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

July 31, 2001
--------------------------------------------------------------------------------
Repurchase Agreements -- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Fund does not amortize market discounts and premiums currently on fixed income securities, but recognizes the discount and premiums at disposition in compliance with the Internal Revenue Code. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of each Fund. Additionally, the above adjustment will have no impact on the Funds' distributions, which are determined in accordance with federal income tax regulations.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)

corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the year ended July 31, 2001 were as follows:

                                                 Delaware         Delaware
                                                 Corporate     Extended Duration
                                                 Bond Fund         Bond Fund

Commission reimbursements                          $1,433            $1,507
Earnings credits                                       --                --

2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                                Delaware             Delaware
                                                Corporate      Extended Duration
                                                Bond Fund          Bond Fund
On the first $500 million                          0.500%           0.550%
On the next $500 million                           0.475%           0.500%
On the next $1.5 billion                           0.450%           0.450%
In excess of $2.5 billion                          0.425%           0.425%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.55% of average daily net assets for each Fund through September 30, 2002.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly based fee on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the Distribution Agreement, each Fund pays Delaware Distributors, L.P., the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of Class A and 1.00% of the average daily net assets of the Class B and C shares. The Board of Trustees has set the fee at an annual rate of 0.25% of the Class A Shares' average daily net assets. No distribution expenses are paid by Institutional Class shares.

At July 31, 2001, each Fund had liabilities payable to affiliates as follows:

                                                    Delaware        Delaware
                                                  Corporate    Extended Duration
                                                  Bond Fund        Bond Fund
Investment management fee
   payable to DMC ...............................    27,551        31,088
Dividend disbursing, transfer agent
   fees, accounting and other
   expenses payable to DSC ......................    16,194        14,296
Other expenses payable to DMC
   and affiliates ...............................     4,991         4,141

For the year ended July 31, 2001, DDLP earned commissions on the sales of the Class A shares for each Fund as follows:

                 Delaware                           Delaware
                 Corporate                     Extended Duration
                 Bond Fund                         Bond Fund
                  $4,983                            $2,907

Certain officers of DMC, DSC and DDLP are officers, and/or trustees of the Funds. These officers, and trustees and employees are paid no compensation by the Funds.

3. Investments
For the year ended July 31, 2001, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                  Delaware                            Delaware
                  Corporate                       Extended Duration
                  Bond Fund                          Bond Fund
Purchases .....  $245,193,541                       $250,202,097
Sales .........   238,256,628                        247,290,263

At July 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                      Delaware                 Delaware
                                      Corporate             Extended Duration
                                      Bond Fund                Bond Fund

Cost of investments ..............   $64,531,113             $65,042,245
                                     -----------             -----------
Aggregate unrealized
   appreciation ..................   $ 2,096,738             $ 2,793,005
Aggregate unrealized
   depreciation ..................      (270,945)               (658,172)
                                     -----------             -----------
Net unrealized appreciation ......   $ 1,825,793             $ 2,134,833
                                     ===========             ===========

--------------------------------------------------------------------------------
3. Investments (continued)
For federal Income tax purposes, the Funds had accumulated capital losses as of July 31, 2001, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                                    Delaware                      Delaware
                                    Corporate                  Extended Duration
                                    Bond Fund                     Bond Fund

2008                               $1,704,753                    $2,232,330
2009                                1,892,500                     1,315,765

4. Capital Shares
Transactions in capital shares were as follows:

                                                           Delaware Corporate
                                                               Bond Fund
                                                              Year Ended
                                                          7/31/01     7/31/00
Shares sold:
   Class A .......................................        769,704     497,128
   Class B .......................................        578,725     303,492
   Class C .......................................        334,553      60,872
   Institutional Class ...........................      2,279,925   3,815,065

Shares issued upon reinvestment
   of dividends and distributions:
   Class A .......................................         35,515      22,182
   Class B .......................................         21,287      14,522
   Class C .......................................          5,709       2,628
   Institutional Class ...........................        681,447     679,486
                                                        ---------------------
                                                        4,706,685   5,395,375
                                                        ---------------------

Shares repurchased:
   Class A .......................................       (312,456)   (229,889)
   Class B .......................................       (122,987)   (146,349)
   Class C .......................................        (62,557)    (62,424)
   Institutional Class ...........................     (3,703,081) (4,087,823)
                                                        ---------------------
                                                       (4,201,081) (4,526,485)
                                                        ---------------------

Net increase .....................................        505,784     868,890
                                                        =====================

                                                          Delaware Extended
                                                         Duration Bond Fund

                                                              Year Ended
                                                          7/31/01     7/31/00
Shares sold:
   Class A .......................................        369,200     311,638
   Class B .......................................        156,400      93,709
   Class C .......................................         76,401      31,164
   Institutional Class ...........................      2,386,238   6,542,530

Shares issued upon reinvestment
   of distributions:
   Class A .......................................         22,285      17,011
   Class B .......................................          5,347       3,805
   Class C .......................................          2,048       1,007
   Institutional Class ...........................        840,074     785,117
                                                        ---------------------
                                                        3,857,993   7,785,981
                                                        ---------------------

Shares repurchased:
   Class A .......................................       (153,704)   (132,461)
   Class B .......................................        (35,552)    (22,315)
   Class C .......................................        (18,645)    (25,723)
   Institutional Class ...........................     (4,109,198) (5,454,580)
                                                        ---------------------
                                                       (4,317,099) (5,635,079)
                                                        ---------------------

Net increase (decrease) ..........................       (459,106)  2,150,902
                                                        =====================

--------------------------------------------------------------------------------
5. Line of Credit
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of July 31, 2001 or at any time during the year.

6. Credit and Market Risk
Each Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

Each Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

7. Swap Agreements
During the period ended July 31, 2001, the Delaware Corporate Bond Fund and the Delaware Extended Duration Bond Fund entered into total return swap agreements in accordance with their investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Funds will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Funds' Board of Trustees. The change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded on maturity or termination of the swap agreements.

--------------------------------------------------------------------------------
Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Funds terminated their position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements.

At July 31, 2001, the Funds had no outstanding total return swap agreements.

8. Tax Information (unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2001, the Funds designate distributions paid during the year as follows:

                            (A)            (B)
                         Long-Term      Ordinary         (C)
                       Capital Gains     Income          Total         (D)
                       Distributions  Distributions  Distributions  Qualifying
                       (Tax Basis)     (Tax Basis)    (Tax Basis)   Dividends(1)
Delaware Corporate
Bond Fund                  --             100%           100%          --
Delaware Extended
Duration Bond Fund         --             100%           100%          --

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

-------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Income Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (the "Funds") (each a series of Delaware Group Income Funds) as of July 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period September 15, 1998 (commencement of operations) through July 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at July 31, 2001, the result of their of operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the two years in the period then ended and for the period September 15, 1998 (commencement of operations) through July 31, 1999, in conformity with accounting principles generally accepted in the United States.



                                                /s/ Ernst & Young LLP
                                                --------------------------------




Philadelphia, Pennsylvania
September 7, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                       International and Global            Tax-Exempt Income
  o  Technology and Innovation            o  Emerging Markets Fund            o  National High-Yield
       Fund                               o  Overseas Equity Fund+                 Municipal Bond Fund
  o  American Services Fund               o  International Value              o  Tax-Free USA Fund
  o  Select Growth Fund                        Equity Fund***                 o  Tax-Free Insured Fund
  o  Trend Fund                                                               o  Tax-Free USA
  o  Growth Opportunities Fund          Current Income                             Intermediate Fund
  o  Small Cap Growth Fund                o  Delchester Fund                  o  State Tax-Free Funds*
  o  Small Cap Value Fund                 o  High-Yield
  o  U.S. Growth Fund                          Opportunities Fund           Stability of Principal
  o  Tax-Efficient Equity Fund+           o  Strategic Income Fund            o  Cash Reserve Fund
  o  Social Awareness Fund                o  Corporate Bond Fund              o  Tax-Free Money Fund
  o  Core Equity Fund**                   o  Extended Duration
                                               Bond Fund                    Asset Allocation
Total Return                              o  American Government              o  Foundation Funds
  o  Blue Chip Fund+                           Bond Fund                           Growth Portfolio
  o  Devon Fund                           o  U.S. Government                       Balanced Portfolio
  o  Growth and Income Fund                    Securities Fund+                    Income Portfolio
  o  Decatur Equity                       o  Limited-Term
       Income Fund                             Government Fund
  o  REIT Fund
  o  Balanced Fund


    *Available for the following states: Arizona, California, Colorado, Florida,
     Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+, New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

   **Formerly Growth Stock Fund

  ***Formerly International Equity Fund

    +Closed to new investors effective April 23, 2001.

DELAWARE
INVESTMENTS(SM)
---------------
A member of Lincoln Financial Group(R)


For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com

This annual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
Board of TRUSTEES                           Thomas F. Madison                                Investment Manager
                                            President and Chief Executive Officer            Delaware Management Company
Charles E. Haldeman, Jr.                    MLM Partners, Inc.                               Philadelphia, PA
Chairman                                    Minneapolis, MN
Delaware Investments Family of Funds                                                         International Affiliate
Philadelphia, PA                            Janet L. Yeomans                                 Delaware International Advisers Ltd.
                                            Vice President and Treasurer                     London, England
Walter P. Babich                            3M Corporation
Board Chairman                              St. Paul, MN                                     National Distributor
Citadel Constructors, Inc.                                                                   Delaware Distributors, L.P.
King of Prussia, PA                         AFFILIATED OFFICERS                              Philadelphia, PA

David K. Downes                             William E. Dodge                                 Shareholder Servicing, Dividend
President and Chief Executive Officer       Executive Vice President and                     Disbursing and Transfer Agent
Delaware Investments Family of Funds        Chief Investment Officer, Equity                 Delaware Service Company, Inc.
Philadelphia, PA                            Delaware Investments Family of Funds             Philadelphia, PA
                                            Philadelphia, PA
John H. Durham                                                                               2005 Market Street
Private Investor                            Jude T. Driscoll                                 Philadelphia, PA 19103-7057
Horsham, PA                                 Executive Vice President and
                                            Head of Fixed Income
John A. Fry                                 Delaware Investments Family of Funds
Executive Vice President                    Philadelphia, PA
University of Pennsylvania
Philadelphia, PA                            Richard J. Flannery
                                            President and Chief Executive Officer
Anthony D. Knerr                            Delaware Distributors, L.P.
Consultant                                  Philadelphia, PA
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC


(5010)                                                        Printed in the USA
AR-460 [7/01] CG 9/01                                                      J7409